                                                                     EXHIBIT 3.1

                               STATE OF FLORIDA

                                    [SEAL]

                             DEPARTMENT OF STATE


I certify the attached is a true and correct copy of the Articles of Incorporation of CONNECT EXPRESS, INC., a Florida corporation, filed on April 19, 1996, as shown by the records of this office.

The document number of this corporation is P96000034309.

















                                            Given under my hand and the
                                         Great Seal of the State of Florida
                                        at Tallahassee, the Capital, this the
                                           Nineteenth day of April, 1996





        [SEAL]                                /s/ Sandra B. Mortham
    CR2EO22 (2-95)                            -----------------------------
                                              Sandra B. Mortham
                                              Secretary of State

                           ARTICLES OF INCORPORATION
                                       OF
                             CONNECT EXPRESS, INC.


                 The undersigned hereby adopts the following Articles of Incorporation for the purpose of forming a corporation under the provisions of Chapter 607 Florida Statutes:

                                ARTICLE I. NAME

   The name of this corporation is Connect Express, Inc. (the "Corporation").

                             ARTICLE II. - ADDRESS

   The principal business address and mailing address of the Corporation is:

                      c/o A Z Registered Agent Corporation
                             2601 S. Bayshore Drive
                                   Suite 1600
                              Miami, Florida 33133

                          ARTICLE III. - CAPITAL STOCK

                 The maximum number of shares which this Corporation is authorized to have outstanding at any time is 10,000,000 shares of Common Stock having a par value of $0.01 per share.

                        ARTICLE IV. - INITIAL REGISTERED
                                 OFFICE AND AGENT

                 The initial registered office of this Corporation shall be at 2601 S. Bayshore Drive, Suite 1600, Miami, Florida 33133, and the initial Registered Agent of this Corporation at such office shall be A Z Registered Agent Corporation.

                           ARTICLE V. - INCORPORATOR

                 The name and street address of the person signing these Articles of Incorporation is Arnold M. Jaffee, Esq., 2601 S. Bayshore Drive, Suite 1600, Miami, Florida 33133.


               IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on April 16, 1996.


                                                /s/ Arnold M. Jaffee
                                                -----------------------
                                                Arnold M. Jaffee, Esq.,
                                                   Incorporator

                 CERTIFICATE OF DESIGNATION OF REGISTERED AGENT
                             AND REGISTERED OFFICE
               AND ACCEPTANCE OF APPOINTMENT OF REGISTERED AGENT



         1.  The name of the Corporation is:

                 Connect Express, Inc.

         2. The name and address of the Registered Agent and the registered office is: A Z Registered Agent Corporation, 2601 S. Bayshore Drive, Suite 1600, Miami, Florida 33133.

             Pursuant to Section 607.0501, Florida Statutes, the undersigned has been named to act as the Registered Agent of Connect Express, Inc., at the place designated in this certificate and the undersigned agrees to accept such appointment and to act in that capacity. The undersigned further agrees that the undersigned will comply with Section 607.0505, Florida Statutes, relating to the proper and complete performance of the duties of the Registered Agent of the Corporation and that the undersigned is familiar with and accepts the obligations of the position of Registered Agent for the Corporation.


Date: April 16, 1996



                                       A Z REGISTERED AGENT CORPORATION


                                       By:/s/ Arnold M. Jaffee
                                          --------------------
                                          Arnold M. Jaffee,
                                          Vice President

                                    [SEAL]

                         FLORIDA DEPARTMENT OF STATE
                              Sandra B. Mortham
                              Secretary of State

June 25, 1996

2CONNECT EXPRESS, INC.
2601 S. BAYSHORE DRIVE, SUITE 1600
C/O A Z REGISTERED AGENT CORPORATION
MIAMI, FL  33133



Re:  Document Number P96000034309

The Articles of Amendment to the Articles of Incorporation for CONNECT EXPRESS, INC. which changed its name to 2CONNECT EXPRESS, INC., a Florida corporation, were filed on June 25, 1996.

The certification requested is enclosed. To be official, the certification for a certified copy must be attached to the original document that was electronically submitted and filed under FAX audit number H96000008814.

Should you have any question regarding this matter, please telephone (904) 487-6050, the Amendment Filing Section.

Linda Stitt
Corporate Specialist
Division of Corporations                        Letter Number:  296A00031529

                               STATE OF FLORIDA
                                    [SEAL]
                             DEPARTMENT OF STATE


I certify the attached is a true and correct copy of the Articles of Amendment, filed on June 25, 1996, to Articles of Incorporation for CONNECT EXPRESS, INC. which changed its name to 2CONNECT EXPRESS, INC., a Florida corporation, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number H96000008814. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below.

The document number of this corporation is P96000034309.

                        Given under my hand and the
                        Great Seal of the State of Florida
                        at Tallahassee, the Capital, this the
                        Twenty-fifth day of June, 1996

Authentication Code:  296A00031529-062596-P96000034309-1/1










        [SEAL]                          /s/ Sandra B. Mortham
    CR2EO22 (1-95)                      --------------------------------
                                        Sandra B. Mortham
                                        Secretary of State

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                             CONNECT EXPRESS, INC.

         The undersigned, President of CONNECT EXPRESS, INC., a corporation organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), does hereby certify:

         1.      The name of the Corporation is Connect Express, Inc.

         2. The following provision of the Articles of Incorporation of the Corporation be and it hereby is amended in the following particulars:

                 Article I be and it hereby is amended to read in its entirety as follows:
         "The name of this corporation is 2Connect Express, Inc."

         3. The foregoing amendment was adopted by the sole Director of the Corporation, without the necessity of shareholder approval, by written consent dated June 24, 1996.

                 IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment this 24th day of June, 1996.


                                        /s/ Marc D. Fishman
                                        --------------------------
                                        Marc D. Fishman, President

                               STATE OF FLORIDA
                                    [SEAL]
                             DEPARTMENT OF STATE

I certify the attached is a true and correct copy of the Articles of Amendment, filed on September 11, 1996, to Articles of Incorporation for 2CONNECT EXPRESS, INC., a Florida corporation, as shown by the records of this office.

I further certify the document was electronically received under FAX audit number H96000012633. This certificate is issued in accordance with section 15.16, Florida Statutes, and authenticated by the code noted below.

The document number of this corporation is P96000034309.

                        Given under my hand and the
                        Great Seal of the State of Florida,
                        at Tallahassee, the Capital, this the
                        Eleventh day of September, 1996

Authentication Code:  696A00042347-091196-P96000034309-1/1







        [SEAL]                          /s/ Sandra B. Mortham
    CR2EO22 (1-95)                      -------------------------------
                                        Sandra B. Mortham
                                        Secretary of State

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                             2CONNECT EXPRESS, INC.


                 The undersigned, President of 2CONNECT EXPRESS, INC., a corporation organized and existing under and by virtue of the Florida Business Corporation Act (the "Corporation"), does hereby certify:

                 1.       The name of the Corporation is 2Connect Express, Inc.

                 2. Article III of the Articles of Incorporation of the Corporation is hereby amended to read, in its entirety, as follows:

                 "The maximum number of shares which this Corporation is authorized to have outstanding at any time is 25,000,000 shares of Common Stock having a par value of $0.01 per share."

                 3. The foregoing amendment was recommended by the Board of Directors to the shareholders on September 9, 1996.

                 4. The foregoing amendment was approved by the shareholders of the Corporation pursuant to Section 607.1003(5) on September 9, 1996.

                 IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment this 9th day of September 1996.


                                        /s/ Marc D. Fishman
                                        -------------------
                                        Marc D. Fishman
                                        President

                                    [SEAL]
                         FLORIDA DEPARTMENT OF STATE
                              Sandra B. Mortham
                              Secretary of State

September 11, 1996

2CONNECT EXPRESS, INC.
2601 S. BAYSHORE DRIVE, SUITE 1600
C/O A Z REGISTERED AGENT CORPORATION
MIAMI, FL  33133




Re:  Document Number P96000034309

The Articles of Amendment to the Articles of Incorporation for 2CONNECT EXPRESS, INC., a Florida corporation, were filed on September 11, 1996.

The certification requested is enclosed. To be official, the certification for a certified copy must be attached to the original document that was electronically submitted and filed under FAX audit number H96000012633.

Should you have any question regarding this matter, please telephone (904) 487-6050, the Amendment Filing Section.

Linda Stitt
Corporate Specialist
Division of Corporations                        Letter Number:  696A00042347